Exhibit 32(b)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ABX Air, Inc. (“the Company”) on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the” Report”), I, Quint O. Turner, Vice President, Administration of the Company, certify, pursuant to 18 U.S.C. 1350, as enacted by § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to ABX Air, Inc. and will be retained by Airborne, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ QUINT O. TURNER

Quint O. Turner
Vice President, Administration (Principal Financial Officer, Principal Accounting Officer)

Date: August 14, 2003